UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2004

BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

Maryland	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645
(Address of Principal Executive Offices/Zip Code)

(201) 573-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

	BUTLER INTERNATIONAL, INC.
	Form 8-K dated December 17, 2004

	TABLE OF CONTENTS

		Page
Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year	3

Item 9.01.	Financial Statements and Exhibits	3

Signature		4

Exhibit Listing		5

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 13, 2004, the Board of Directors of the Registrant amended Article 3 - Directors, Section 7 - Removal of its Bylaws.  The amendment is effective immediately.  The purpose of the amendment was:

            1.      to define the  term "cause";

            2.      to set forth the conditions for which a director could be removed from the board for cause; and

            3.      to set forth the conditions for which a director could be removed from the board without cause.

The previous provision did not define "cause" nor allow stockholders to remove a director from the board without cause.  The full text of the amended and restated bylaws is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits.

        The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit No.	Description

99.1	Amended and Restated Bylaw of the Registrant, as amended.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 17, 2004	BUTLER INTERNATIONAL, INC.
(Registrant)

By: /s/ Craig S. Tireman
Craig S. Tireman
Vice President - Finance
and Controller

BUTLER INTERNATIONAL, INC.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Bylaw of the Registrant, as amended..